UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2008

OVERTURE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands

(State or Other Jurisdiction of Incorporation)

001-33924 (Commission File Number)	N/A (IRS Employer Identification No.)

c/o Maples Corporate Services Limited Ugland House Grand Cayman, Cayman Islands (Address of Principal Executive Offices)	KY1-1104 (Zip Code)

Registrant’s telephone number, including area code: (646) 736-1376

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 28, 2008, Overture Acquisition Corp. (the “Company”) issued a press release announcing the separate trading of the ordinary shares and warrants included in its units issued in the Company’s initial public offering, which closed on February 5, 2008, will commence on March 3, 2008. The units are currently listed on the American Stock Exchange under the trading symbol NLX.U.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit
99.1	Press release dated February 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2008	OVERTURE ACQUISITION CORP.
	By:	/s/ John F.W. Hunt
John F. W. Hunt Chief Executive Officer